SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 12, 2003

COLORADO MEDTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-12471 (Commission File Number)	84-0731006 I.R.S. Employer Identification No.)

345 S. Francis St., Unit F, P.O. Box 819
Longmont, Colorado 80502-0819

(Address, including zip code, of principal executive offices)

(303) 530-2660

(Registrant’s telephone number,
including area code)

Item 5. Other Events.

     Colorado MEDtech, Inc. issued a press release regarding Colorado MEDtech’s sale of 955,000 shares of HEI, Inc. common stock and $2,600,000 principal amount of HEI’s subordinated notes. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

No.	Description

99.1	Press Release of Colorado MEDtech, Inc., issued May 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 12th day of May, 2003.

COLORADO MEDTECH, INC.

By:	/s/ Peter J. Jensen Peter J. Jensen Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Colorado MEDtech, Inc., issued May 12, 2003.